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                                                                           10.60

                                   PROMISSORY NOTE


          FOR VALUE RECEIVED, the undersigned, XIT Corporation, a New Jersey corporation ("XIT") promises to pay to Arnold Circuits, Inc., a California corporation (the "Lender") Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00), without interest, as follows:

          1. ASSET PURCHASE AGREEMENT. This Note evidences a loan in the amount of $350,000.00 (the "Loan") made pursuant to the terms of an Asset Purchase Agreement dated as January 9, 1998, as amended by the March 31, 1998 Addendum No. 1 to Asset Purchase Agreement, by and between, INTER ALIA, XCEL Arnold Circuits, Inc. ("Seller"), XIT and the Lender (the "Asset Purchase Agreement"), pursuant to which Lender has acquired certain assets of Seller. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Asset Purchase Agreement.

          2. TERM; PAYMENT. The entire principal amount of this Note shall be paid upon the earlier of the following: 1) within three (3) business days of the closing of the refinancing by XIT and its affiliates of their existing term loans and lines of credit, or 2) May 31, 1998. If the refinancing is not concluded and the Note is not repaid by May 31, 1998, it shall thereupon become payable upon demand.

          3. PREPAYMENTS. This Note may be prepaid, in whole or in part, by XIT at any time, and from time to time, and without penalty, provided that no prepayment may be made by XIT until the Lender or any Holder of the Note shall have received a written notice of the prepayment not less than ten (10) days prior to such prepayment.

          4. DEFAULT. XIT shall be in default under this Note upon the occurrence of: (i) any of the events specified in Section 4(a) hereof and the failure to cure such default within ten (10) days after receipt of written notice thereof from the Lender; or (ii) any of the events specified in
Section 4(b) hereof (any of the foregoing being an "Event of Default"):

               (a) Failure to make the principal payment required under this Note on the due date of such payment; or

               (b) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by XIT, or commenced against XIT which is not discharged within sixty (60) days.

          5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default specified in clauses (a) or (b) of Section 4, the Lender may declare the entire amount of the Loan immediately accelerated, due and payable.

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          6.   CHANGES; PARTIES.  This Note can only be changed by an
agreement in writing signed by XIT and the Lender. This Note shall inure to the benefit of and be binding upon XIT and the Lender and their respective successors and assigns.

          7. WAIVER OF PRESENTMENT. Except as otherwise set forth in this Note, XIT and every endorser of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of time of payment or any other indulgence and to the addition or release of any other party primarily or secondarily liable.

          8. NOTE TRANSFERABLE. This Note is fully transferrable by Lender, without the consent of or notice to, XIT.

          9. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA AND XIT AND THE LENDER BY ACCEPTANCE HEREOF CONSENT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF CALIFORNIA TO DETERMINE ANY QUESTIONS OF FACT OR LAW ARISING UNDER THIS NOTE.
 XIT AND LENDER CONSENT TO AND CONFER PERSONAL JURISDICTION ON THE FEDERAL AND STATE COURTS OF CALIFORNIA, AND EXPRESSLY WAIVE ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH COURTS, AND AGREE THAT SERVICE OF PROCESS MAY BE MADE BY MAILING A COPY OF THE SUMMONS TO ITS RESPECTIVE ADDRESS.

          IN WITNESS WHEREOF, XIT Corporation has executed this Note as of the day and year set forth below.

Dated: March 31, 1998
                                  XIT CORPORATION


                                  By: /s/ Carmine T. Oliva
                                     -----------------------
                                  Name: Carmine T. Oliva
                                       ---------------------
                                  Title: President and Chief Executive Officer:
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